Exhibit 10.1.2


                         WHOLE LOAN CUSTODIAL AGREEMENT


                               ASPEN FUNDING CORP.
                                   Purchaser,
                                 60 Wall Street
                            New York, New York 10005

                        GEMINI SECURITIZATION CORP., LLC.
                                   Purchaser,
                                 60 Wall Street
                            New York, New York 10005

                              NEWPORT FUNDING CORP.
                                   Purchaser,
                                 60 Wall Street
                            New York, New York 10005

                                       and

                          AMERICAN HOME MORTGAGE CORP.
                                     Seller,
                              538 Broadhollow Road
                            Melville, New York 11747

                     AMERICAN HOME MORTGAGE INVESTMENT CORP.
                                     Seller,
                              538 Broadhollow Road
                            Melville, New York 11747

                     AMERICAN HOME MORTGAGE SERVICING, INC.,
                                    Servicer,
                          4600 Regent Blvd., Suite 200
                               Irving, Texas 75063

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                    Custodian
                           1761 East St. Andrew Place
                           Santa Ana, California 92705
                         Attn: Mortgage Custody - AH064C


                           Dated as of June [__], 2006

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                              TABLE OF CONTENTS

                                                                          Page

Section 1.  Definitions.....................................................1
Section 2.  Delivery of Documents by Sellers................................6
Section 3.  Custodian as Custodian for, and Bailee of, Purchasers, Assignee
             and Warehouse Lender...........................................6
Section 4.  Certification by Custodian; Delivery of Documents; Disbursement
             Account........................................................7
Section 5.  [Reserved].....................................................11
Section 6.  Default........................................................12
Section 7.  Access to Documents............................................12
Section 8.  Custodian's Fees and Expenses; Successor Custodian; Standard of
             Care..........................................................12
Section 9.  Assignment by Purchaser........................................15
Section 10. Insurance......................................................16
Section 11. Representations, Warranties and Covenants......................16
Section 12. No Adverse Interests...........................................18
Section 13. Amendments.....................................................18
Section 14. Execution in Counterparts......................................18
Section 15. Agreement for Exclusive Benefit of Parties; Assignment.........18
Section 16. Effect of Invalidity of Provisions.............................18
Section 17. Governing Law..................................................19
Section 18. Consent to Service.............................................19
Section 19. Notices........................................................19
Section 20. Construction...................................................19
Section 21. Submission to Jurisdiction.....................................19
Section 22. WAIVER OF JURY TRIAL...........................................19

EXHIBITS

Exhibit A-1   [Reserved]
Exhibit A-2   [Reserved]
Exhibit B-1   Conduit Submission Package
Exhibit B-2   Conduit Master Bailee Letter
Exhibit C     Request for Certification
Exhibit D-1   Trust Receipt
Exhibit D-2   Wet Mortgage Loan Trust Receipt
Exhibit E- 1  Warehouse Lender's Release
Exhibit E-2   Warehouse Lender's Wire Instructions
Exhibit F-l   Seller's Release
Exhibit F-2   Seller's Wire Instructions
Exhibit G-l   Purchaser's Wire Instructions to Seller
Exhibit G-2   Purchaser's Wire Instructions to Custodian
Exhibit G-3   Purchaser's Delivery Instructions to Custodian
Exhibit H     Notice by Assignee to Custodian of Purchaser's Default
Exhibit I     Notice of Assignment
Exhibit J     Form of Delivery Instructions
Exhibit K-1   Trade Assignment
Exhibit K-2   Trade Assignment (Blanket)
Exhibit L     Officer's Certificate of Seller
Exhibit M     Request for Release
Schedule A    List of Conduits
Schedule B    Loan Identification Data

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT ("Agreement"), dated as of the date set forth on the cover page hereof (the "Effective Date"), is entered into by and among ASPEN FUNDING CORP., GEMINI SECURITIZATION CORP., LLC and NEWPORT FUNDING CORP. (each individually, a "Purchaser" and together, the "Purchasers"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian ("Custodian") and AMERICAN HOME MORTGAGE CORP., AMERICAN HOME MORTGAGE INVESTMENT CORP., (each individually, a "Seller" and together, the "Sellers") and AMERICAN HOME MORTGAGE SERVICING, INC., (the "Servicer").


                              PRELIMINARY STATEMENT

            Purchasers have agreed to purchase from Sellers, from time to time, at their sole election, certain mortgage loans pursuant to the terms and conditions of the Whole Loan Purchase and Sale Agreement ("Purchase Agreement") among Purchasers, Servicer, and Sellers. Servicer is obligated to interim service the Mortgage Loans pursuant to the terms and conditions of the Purchase Agreement. Purchasers desire to have Custodian take possession of the Mortgage Notes evidencing the Mortgage Loans, along with certain other documents specified herein, as the custodian for and bailee of the related Purchaser or Assignee in accordance with the terms and conditions hereof.

            The parties hereto agree as follows:

            Section 1. Definitions.

            Capitalized terms used, but not defined, herein shall have the meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Applicable Guide": With respect to each Takeout Investor the applicable guide published by such Takeout Investor setting forth the requirements Mortgage Loans must satisfy in order to be eligible for purchase by such Takeout Investor as amended or supplemented from time to time.

            "Assignee": The party identified in writing to Sellers and Custodian by Purchasers from time to time who acts as agent for certain beneficiaries pursuant to certain custody agreements with Purchasers.

            "Assignment of Mortgage": An assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of a Mortgage Loan.

            "Bailee Letter": A Conduit Bailee Letter.

            "Business Day": Any day other than (a) a Saturday, Sunday or other day on which banks located in The City of New York, New York or California are authorized or obligated by law or executive order to be closed or (b) any day on which the Servicer, Purchasers or Custodian is authorized or obligated by law or executive order to be closed.

            "Commitment": A commitment executed by Takeout Investor and the related Seller evidencing Takeout Investor's agreement to purchase one or more Mortgage Loans from such Seller and such Seller's agreement to sell one or more Mortgage Loans to an investor in a forward trade by the applicable Expiration Date.

            "Conduit": Any of the entities listed on Schedule A, as amended or supplemented from time to time.

            "Conduit Bailee Letter": The master bailee letter, in the form of Exhibit B-2, for use by Custodian in connection with the delivery of a Conduit Submission Package, for the purpose of delivering the related Conduit Submission Package, excluding (i) a copy of the Confirmation, (ii) the Warehouse Lender's Release or the related Seller's Release, as applicable, and (iii) the original Assignment of Mortgage, in blank, to a Conduit.

            "Conduit Submission Package": The documents listed on Exhibit B-1, which shall be delivered by the related Seller to Custodian in connection with each Conduit Transaction.

            "Conduit Transaction": A transaction initiated by the related Seller's delivery of a Request for Certification which identifies a Conduit as the Takeout Investor.

            "Confirmation": A written confirmation as required by the Purchase Agreement of Purchaser's intent to purchase a pool of Mortgage Loans.

            "Custodian": The party identified on the cover page hereto and its permitted successors hereunder.

            "Delivery Instructions": With respect to a Mortgage Loan, instructions prepared by Sellers and transmitted electronically in an appropriate data layout no later than 11:00 a.m. New York City time, in the form of Exhibit J indicating the address for the delivery by Custodian of the applicable portion of the related Submission Package.

            "Disbursement Account": shall have the meaning set forth in Section 4(a)(2) hereof.

            "Discount": With respect to a Mortgage Loan sold by the related Seller to the Purchaser, the amount set forth on the related Confirmation as the Discount.

            "Electronic Agent": Shall have the meaning assigned to such term in
      Section 2 of the Electronic Tracking Agreement.

            "Electronic Tracking Agreement" The Electronic Tracking Agreement, dated as of the date hereof, among the Purchasers, the Sellers, the Servicer, the Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

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            "Expiration Date": With respect to any Commitment, the expiration date thereof.

            "Funding Confirmation": With respect to all Mortgage Loans purchased by the related Purchaser from Sellers via a single wire funds transaction on a particular Business Day, the trade confirmation from such Purchaser to Sellers confirming the terms of such Purchaser's purchase of such Mortgage Loans.

            "GNMA": The Government National Mortgage Association and any successor thereto.

            "HUD": United States Department of Housing and Urban Development and any successor thereto.

            "Loan Identification Data": The applicable information regarding a Mortgage Loan, set forth on a Request for Certification, which shall include the fields set forth on Schedule B, such schedule may be modified from time to time by the Purchaser.

            "Losses": Any and all losses, claims, damages, liabilities or expenses (including lost interest and reasonable attorney's fees) incurred by any Person specified; provided, however that "Losses" shall not include losses, claims, damages, liabilities or expenses which would have been avoided had such Person taken reasonable actions to mitigate such losses, claims, damages, liabilities or expenses.

            "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS Mortgage Loan": Any Mortgage Loan as to which the related Mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Loan Identification Data."

            "MERS Report": The schedule listing MERS Mortgage Loans and other information prepared by the Electronic Agent with respect to such Mortgage Loan.

            "MERS System": The system of recording transfers of Mortgages electronically maintained by MERS.

            "MIN": The mortgage identification number of Mortgage Loans registered with MERS on the MERS System.

            "Mortgage": A mortgage, deed of trust or other security instrument creating a lien on an estate in fee simple in real property securing a Mortgage Note.

            "Mortgage Loan": A mortgage loan that is subject to this Agreement.

            "Mortgage Note": The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

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

            "Mortgaged Property": The property subject to the lien of the Mortgage securing a Mortgage Note.

            "Mortgagor": The obligor on a Mortgage Note.

            "Notice of Bailment": A notice, in the form of Schedule A to Exhibit A-2 or Schedule A to Exhibit B-2, as applicable, delivered by Custodian to Takeout Investor in connection with each delivery to Takeout Investor of the applicable portion of each Submission Package.

            "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

            "Pricing Side Letter": The pricing side letter, dated as of the date hereof, among Sellers and Purchasers, as the same may be amended, supplemented or modified from time to time.

            "Primary Mortgage Insurer": Any one of GE Capital Mortgage Insurance Co., Republic Mortgage Insurance Co., Mortgage Guaranty Insurance Corp., United Guaranty Corporation or PMI Mortgage Insurance Company or any other entity approved as a primary mortgage insurer by Fannie Mae.

            "Purchase Agreement": The Whole Loan Purchase and Sale Agreement, dated as of the date set forth on the cover page thereof, among Sellers, Servicer and Purchaser, as each is amended from time to time providing the terms of Conduit Transactions.

            "Purchase Date": With respect to a Mortgage Loan, the date on which the Purchasers purchases such Mortgage Loan from Sellers.

            "Purchasers": Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp., each a Purchaser and together "Purchasers". With respect to any Mortgage Loan, the related Purchaser whose name is set forth on the cover page hereof to whom the Seller sold such Mortgage Loan pursuant to the terms of the Purchase Agreement, and its permitted successors hereunder.

            "Purchaser's Payment": The amount set forth on the Request for Certification in the "RELEASE PAYMENT" column.

            "Purchase Price": With respect to each Mortgage Loan Pool purchased by a Purchaser hereunder, the amount specified in the Pricing Side Letter.

            "Purchaser's Wire Instructions to Custodian": Wire Instructions delivered by the related Purchaser to Custodian, in the form of Exhibit G-2, executed by such Purchaser, receipt of which has been acknowledged by Custodian specifying the wire address where all funds received in accordance with such Purchaser's Wire Instructions to the related Seller shall be transferred by Custodian.

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

            "Purchaser's Wire Instructions to Seller": The wire instructions, set forth on Exhibit G-1, specifying the account which shall be used for the payment of all amounts due and payable by Sellers to the related Purchaser hereunder.

            "Release Payment": The funds referred to in a Warehouse Lender's Release or the related Seller's Release, as applicable.

            "Request for Certification": A report detailing Loan Identification Data supplied by the related Seller to the related Purchaser and Custodian in the form of Exhibit C and transmitted electronically in an appropriate data layout, regarding all Mortgage Loans being offered for sale by such Seller to such Purchaser on the Purchase Date.

            "Sellers": American Home Mortgage Corp. and American Home Mortgage Investment Corp., each a Seller and together "Sellers". With respect to any Mortgage Loan, the related Seller whose name is set forth on the cover page hereof from whom the Purchaser purchased such Mortgage Loan pursuant to the terms of the Purchase Agreement, and its permitted successors hereunder.

            "Seller's Release": A letter, in the form of Exhibit F-1, delivered by the related Seller when no Warehouse Lender has an interest in a Mortgage Loan, conditionally releasing all of such Seller's right, title and interest in a Mortgage Loan upon receipt of payment by such Seller.

            "Seller's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit F-2, to be used for the payment of funds to the related Seller when no Warehouse Lender has an interest in the Mortgage Loans to which such payment relates.

            "Submission Package": With respect to each Mortgage Loan, a Conduit Submission Package.

            "Successor Servicer": An entity designated by Purchasers, in conformity with the Purchase Agreement, to replace Servicer as servicer for Purchaser.

            "Takeout Investor": A Conduit.

            "Trade Assignment": The assignment by the related Seller to the related Purchaser of such Seller's rights under a specific Commitment, in the form of Exhibit K-1, or of such Seller's rights under all Commitments, in the form of Exhibit K-2.

            "Trade Price": The trade price set forth on a Commitment.

            "Trade Principal": With respect to any Mortgage Loan, the outstanding principal balance of the Mortgage Loan multiplied by a percentage equal to the Trade Price.

            "Trust Receipt": A receipt of Custodian, substantially in the form of Exhibit D-1, or with respect to Wet Mortgage Loans as defined in the Purchase Agreement in the form of Exhibit D-2, indicating that with respect to the Mortgage Loans listed on the attached schedule, the Custodian has performed the procedures set forth in Sections 4(a) and 4(b) hereof, that it has received the entire Conduit Submission Package, as applicable, and that it is holding such documents as bailee and custodian of the related Purchaser.

            "Warehouse Lender": Any lender providing financing to the related Seller for the purpose of originating Mortgage Loans, which lender has a security interest in such Mortgage Loans as collateral for the obligations of such Seller to such lender.

            "Warehouse Lender's Release": A letter, in the form of Exhibit E-1, from a Warehouse Lender to the related Purchaser, conditionally releasing all of Warehouse Lender's right, title and interest in certain Mortgage Loans identified therein upon payment to Warehouse Lender.

            "Warehouse Lender's Wire Instructions": The wire instructions, set forth in a letter in the form of Exhibit E-2, from a Warehouse Lender to the related Purchaser, setting forth wire instructions for all amounts due and payable to such Warehouse Lender.

            "Wet Mortgage Loan": Mortgage Loans for which the Custodian has not yet received a completed set of documents required to be delivered to the Custodian pursuant to this Agreement.

            Section 2. [Reserved].

            Section 3. Custodian as Custodian for, and Bailee of, Purchaser, Assignee and Warehouse Lender.


            (a) With respect to each Mortgage Note, each Assignment of Mortgage and all other documents constituting each Submission Package that are delivered to Custodian or that at any time come into Custodian's possession, Custodian, subject to the provisions of paragraphs (b) and (c) of this Section 3, shall act solely and exclusively in the capacity of custodian for, and bailee of, the related Purchaser after the payment by the related Purchaser to the related Seller of the Purchase Price therefor. Custodian shall, subject to the provisions of paragraphs (b) and (c) of this Section 3 and except as otherwise required by Section 4: (i) hold all documents constituting a Submission Package received by it for the exclusive use and benefit of the related Purchaser; (ii) make disposition thereof only in accordance with this Agreement and the directions of the related Purchaser; and (iii) have no discretion or authority to act in a manner which is in any respect contrary to its role as custodian with respect to its obligations under this Agreement. Custodian shall segregate and maintain continuous custody of all documents constituting a Submission Package received by it in secure and fire resistant facilities in accordance with customary standards for such custody and shall mark its books and records to indicate that the related Purchaser is the owner of the Mortgage Loans and that the Submission Package is being held for such Purchaser.

            (b) With respect to each Mortgage Loan purchased by the related Purchaser from the related Seller, the related Purchaser shall have the right to assign to Assignee such Mortgage Loan as described in Section 9. Purchaser shall provide Custodian with at least 5 Business Days notice of its intention to assign any Mortgage Loans to an Assignee, except if the Assignee is an Affiliate of Purchaser or a commercial paper conduit of Purchaser, in which case, upon receipt of written notice by Custodian such assignment, upon notice in the form of Exhibit H hereto by Assignee to Custodian of such Purchaser's default, Assignee may (i) require Custodian to act with respect to the related Submission Packages solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Agreement,
(ii) require Custodian to hold such Submission Packages for the exclusive use and benefit of Assignee, and (iii) assume the rights of such Purchaser under this Agreement to furnish instructions to Custodian as to the disposition of such Submission Packages and such rights shall be exercisable solely by Assignee. Custodian shall give Assignee written acknowledgment of the receipt of such notice by signing such notice and returning a copy thereof to Assignee; provided that the Custodian shall not be required to provide such acknowledgement until the date which is three (3) Business Days following the date that the Custodian has received all information necessary to allow the Custodian to complete its internal "Know Your Customer" procedures with respect to such Assignee, except if the Assignee is an Affiliate of Purchaser or a commercial paper conduit of Purchaser. In the event that, prior to receipt of such notice from Assignee, Custodian delivered any Submission Package specified in such notice to the related Purchaser, Takeout Investor or such Purchaser's designee, Custodian shall so notify Assignee, and Custodian shall not be deemed to hold such Submission Package for Assignee unless and until such Submission Package is redelivered to Custodian. The failure of Custodian to give the written acknowledgment referred to above shall not affect the validity of such assignment, pledge or grant of a security interest from the related Purchaser to its Assignee. The effects of Assignee's notice to Custodian set forth above shall continue until Custodian is otherwise notified in writing by Assignee. The terms of this Agreement shall not apply to any Submission Package delivered by Custodian to Assignee.

            (c) Sellers and Purchasers acknowledge that Warehouse Lender, if any, identified from time to time in each Warehouse Lender's Release to be received by Custodian pursuant to Section 4(b)(i), is a warehouse lender for the related Seller. The related Seller and Purchasers acknowledge that, in accordance with the terms of each Warehouse Lender's Release to be received by the Custodian pursuant to Section 4(b)(i), pursuant to which each such Warehouse Lender conditionally releases its security interest in the Mortgage Loan referred to in the related Warehouse Lender's Release, such release shall not be effective until the Release Payment is remitted to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions. Until remittance of a Release Payment to Warehouse Lender, the interest of the related Warehouse Lender in a Mortgage Loan shall continue and remain in full force and effect. The related Seller agrees that to the extent the Release Payment is greater than the Purchase Price, the related Seller shall transfer on the Purchase Date the difference between the Release Payment and the Purchase Price to the Warehouse Lender in accordance with the Warehouse Lender's Wire Instructions.

            (d) If any additional documents relating to the Submission Package come into the Custodian's possession, the provisions of paragraphs (a), (b) and
(c) of this Section 3 shall apply to such additional documents in the same manner as such provisions apply to the related Submission Package.

            Section 4. Certification by Custodian; Delivery of Documents; Disbursement Account; Settlement Account.

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

            (a) (1) With respect to each Mortgage Loan (excluding Wet Mortgage Loans), being offered by related Seller for sale to the related Purchaser pursuant to a Conduit Transaction, Sellers shall insure that Custodian and Purchaser have each received the Loan Identification Data and the related Seller's Wire Instructions necessary to complete a Request for Certification no later than 3:00 p.m. New York City time one (1) Business Day preceding the related Purchase Date (the "Dry Notice Time"). Further for each Mortgage Loan (excluding Wet Mortgage Loans), Sellers shall insure that Custodian shall be in possession of a Submission Package for each Mortgage Loan identified on a Request for Certification no later than the Dry Notice Time and that no more than 500 loan files are to be delivered to Custodian with respect to any one Purchase Date. With respect to each Wet Mortgage Loan being offered by related Seller for sale to the related Purchaser pursuant a Conduit Transaction, Sellers shall (i) provide Purchaser with an estimate of the Purchase Price of such Wet Mortgage Loans no later than prior to 3:00 pm New York City time one (1) Business Day prior to the requested Purchase date and (ii) ensure that Custodian and Purchaser have each received the Loan Identification Data and the related Seller's Wire Instructions necessary to complete a Request for Certification no later than 3:00 p.m. New York City time on the related Purchase Date.

            Upon receipt by Custodian of such Request for Certification, Custodian shall ascertain whether it is in possession of a Submission Package for each Mortgage Loan (except for Wet Mortgage Loans) identified on a Request for Certification and shall certify in accordance with Section 20 herein, each Submission Package and, no later than 12 Noon New York City time on the Business Day of the related Purchase Date with respect to Mortgage Loans (except for Wet Mortgage Loans) and 4:00 pm New York City time on the Business Day of the related Purchase Date with respect to Wet Mortgage Loans, issue to the related Purchaser by facsimile a Trust Receipt substantially similar to Exhibit D-1 or Exhibit D-2, as applicable. Separate Trust Receipts shall be delivered with respect to Wet Mortgage Loans substantially similar to Exhibit D-2. With the exception of Wet Mortgage Loans as indicated on the Loan Identification Data, if Custodian is not in possession of a Submission Package relating to a Mortgage Loan identified on a Request for Certification, Custodian shall notify Sellers and shall not include such Mortgage Loan in any Trust Receipt. Each Trust Receipt or Wet Mortgage Loan Trust Receipt issued shall supersede any Trust Receipt or Wet Mortgage Loan Trust Receipt bearing an earlier date.

            (2) With respect to Wet Mortgage Loans, Custodian shall establish and maintain an account (the "Disbursement Account"), entitled "Disbursement Account, Deutsche Bank National Trust Company, as Custodian for Aspen Funding, Gemini Securitization Corp., LLC and Newport Funding Corp., Account No. 53079," into which Purchasers shall deposit the Purchase Price for Wet Mortgage Loans with Custodian. With respect to any Wet Mortgage Loan, Purchasers shall remit the Purchase Price to either (i) the Custodian for deposit into the Disbursement Account no later than Noon New York City time on the related Purchase Date or
(ii) the applicable Warehouse Lender. Any funds in the Disbursement Account shall remain uninvested.

            Provided that Custodian has received (i) the related wire transfer as provided in the prior sentence and (ii) written notification from the Purchaser to release such funds, on any related Purchase Date, the Custodian shall be permitted to disburse funds from the Disbursement Account pursuant to the related Seller's Wire Instructions provided by the related Seller. In no event shall Custodian be obligated to disburse funds if Custodian has not received sufficient funds pursuant to
Section 4(a)(2) above. Custodian shall have no obligation to review or verify Seller's Wire Instructions.

            In connection with the funding of any Wet Mortgage Loans or the release of any other Mortgage Loan from the warehouse facility of the related Seller simultaneously with the purchase of such Mortgage Loan by the related Buyer, the Sellers shall deposit into the Disbursement Account (or provide to Custodian for deposit into the Disbursement Account on such Business Day) an amount (the "Seller Funded Wire Amount") equal to the difference between the amount required to originate or release such Mortgage Loan from warehouse lender's interest and the amount to be funded by such Buyer from the Disbursement Account in accordance herewith. Custodian shall not be authorized to disburse funds from the Disbursement Account unless and until Sellers cover any shortfalls related to the Disbursement Account.

            (b) With respect to each Request for Certification, prior to the delivery of the a Trust Receipt by Custodian:

            (i) Custodian shall review each applicable set of documents comprising the Submission Package and shall ascertain whether (A) each document required by this Agreement to be in such Submission Package is in the Custodian's possession, (B) each document in the Custodian's possession conforms to the loan number, property address, property city, property state, property zip code, original rate and original balances as set forth in the Loan Identification Data attached as Schedule B, (C) each document appears regular on its face, (D) each document appears on its face to conform to the requirements of Exhibit A-1 or Exhibit B-1, as applicable and (E) each Mortgage Loan is listed on a schedule attached to a Warehouse Lender's Release or a Seller's Release, as the case may be.

            (ii) If Custodian determines that the documents in the Submission Package and the Mortgage Loan to which they relate conform in all respects with Section 4(b)(i), Custodian shall include such Mortgage Loan in the Trust Receipt and, assuming the related Purchaser does not notify Custodian that it will not purchase a particular Mortgage Loan, in the Trust Receipt issued that day to Purchasers. With the exception of Wet Mortgage Loans as indicated on the Loan Identification Data attached as Schedule B, if documents in the Submission Package do not conform in all respects with Section 4(b)(i) or are missing and/or do not conform (except as specified in Section 4(b)(i)), Custodian shall not include such Mortgage Loan in any Trust Receipt.

            (c) As outlined in Section 4(a), Custodian shall deliver to Purchasers, no later than 6:00 p.m. Pacific Time on the Business Day of the related Purchase Date, by facsimile transmission followed by overnight courier a cumulative Trust Receipt. Each cumulative Trust Receipt should include: (i) all Mortgage Loans that Custodian has certified on all prior Purchase Dates that Purchasers have not communicated to Custodian their release of interest in and
(ii) the collateral location pursuant to the Mortgage Loan Schedule of each Mortgage Loan appearing on this report. Each Trust Receipt shall be deemed a certification by the Custodian that the

Custodian has completed the procedures set forth in Sections 4(a) and 4(b)(i) hereof and a certification that it is holding each related Submission Package for the benefit of Purchaser in accordance with the terms hereof.

            (d) With respect to Wet Mortgage Loans, the delivery of the Loan Identification Data to the Custodian by the related Seller shall be deemed to constitute required documents with respect to the related Wet Mortgage Loan (and shall be deemed to be a certification by such Seller that such Mortgage Loan is a Wet Mortgage Loan) and the documents specified in Section 4(b)(i) above shall not be required to be delivered with respect to such Wet Mortgage Loan on the related Purchase Date. Notwithstanding the foregoing, the related Seller shall deposit with the Custodian the documents described in Section 4(b)(i) above for such Wet Mortgage Loan as soon as possible and, in any event, within seven (7) Business Days of the related Purchase Date. The Custodian shall notify the related Purchaser within one (1) Business Day of the failure by the related Seller to deliver any document by the time provided in the previous sentence. Upon deposit of such documents with Custodian, Custodian shall review such documents, shall promptly notify the related Purchaser if such documents do not comply with the requirements contained in Section 4(b)(i) and shall indicate on its records that Custodian maintains possession of such documents for the related Purchaser hereunder. Each Seller hereby represents, warrants and covenants to each Purchaser and Custodian that each Seller and any person or entity acting on behalf of such Seller that has possession of any of the documents described in Section 4(b)(i) above for such Wet Loan prior to the deposit thereof with Custodian will hold such documents in trust for the related Purchaser.

            (e) All documents comprising a Submission Package relating to Mortgage Loans included in a Trust Receipt shall be delivered by Custodian to the Takeout Investor specified by Seller via overnight courier in accordance with the Delivery Instructions and under cover of a fully completed Notice of Bailment prepared by Custodian in accordance with the terms of the applicable Bailee Letter. Custodian shall not deliver any Submission Package to any potential Takeout Investor unless such Takeout Investor was identified by Sellers to the related Purchaser on the Purchase Date in the Loan Identification Data or as agreed to in writing (which may be an electronic writing) by such Purchaser. Custodian shall confirm prior to delivery of any documents to any Takeout Investor that such Takeout Investor has executed a Bailee Letter. In those cases where a copy of any intervening mortgage assignment, or an unrecorded original of any intervening mortgage assignment are delivered to the Custodian, Sellers shall promptly cause the original of such instrument to be recorded. Upon receipt of one written approval from a Purchaser, such written approval shall, unless Custodian receives written or electronic notice from a Purchaser to the contrary, be deemed to apply to all Delivery Instructions delivered in the future by Sellers that list such location. Unless required to be held by applicable law, following delivery by Custodian of the Submission Package to Takeout Investor, all remaining documents, if any, not included in such Submission Package shall be delivered to the Seller.

            (f) At any time following the delivery of a Trust Receipt, in the event Custodian becomes aware of any noncompliance in any respect with Section 4(b)(i) with respect to a related Submission Package or the related forms, including the return of documents to the Custodian from Takeout Investor due to a defect in such documents or if Takeout Investor fails to purchase any Mortgage Loan by the related Cure Date, the Custodian shall give prompt electronic notice of such defect to the related Purchaser, followed by a written specification thereof to the related Purchaser within one Business Day. In addition, Custodian shall provide written notice to the related Purchaser and the related Seller in the event that any documents remain in the possession of a Takeout Investor for ten days and the related Mortgage Loans have not been purchased by Takeout Investor prior to such date.

            (g) (i) Upon release of a Mortgage Loan, the Custodian shall amend the Trust Receipt to reflect such release, and shall deliver to the related Purchaser such amended Trust Receipt.

            (ii) The Custodian has established and shall maintain that certain non interest bearing segregated trust account, Acct No. 53135 (the "Settlement Account"), in the name of the Sellers. The Purchasers shall possess all right, title, and interest in all funds from time to time on deposit in, and assets credited to, the Settlement Account and in all proceeds thereof. The Custodian and Sellers hereby acknowledge and agree that the Settlement Account is subject to the exclusive dominion and control of the Purchasers, and the Custodian shall transfer funds from the Settlement Account solely in accordance with instructions from a Purchaser. Funds held in the Settlement Account shall not be invested.

            (iii) The Custodian shall pay to Purchasers all amounts on deposit in the Settlement Account by 4:00 p.m. (New York City time) on each Business Day. All amounts deposited in the Settlement Account after 4:00 pm. (New York City time) on each Business Day shall be paid by the Custodian to the Purchasers on the following Business Day. The sellers shall provide the Purchasers and Custodian with a daily reconciliation of amounts received in the Settlement Account

            (h) The Custodian is hereby authorized upon receipt of written request of Servicer to release Mortgage Files relating to Mortgage Loans in the possession of the Custodian, for the purpose of liquidation, servicing or correcting documentary deficiencies relating thereto against a request for release of the Mortgage Files and receipt (a "Request for Release and Receipt") executed by Servicer in the form of Exhibit M hereto, which Request for Release and Receipt must also be executed by the related Purchaser(s) in the event that more than one hundred (100) Mortgage Files would be released following such requested release. The Custodian shall promptly notify the related Purchaser(s) of the occurrence of each such release of Mortgage Files and shall keep track of each such release of Mortgage Files. The related Purchaser(s) hereby agrees to respond to a Request for Release and Receipt, via facsimile, no later than one
(1) Business Day after such Purchaser's receipt thereof. The Servicer shall return to the Custodian each Mortgage File previously released by the Custodian within ten (10) Business Days after receipt thereof, unless Servicer has marked the related Request for Release "Mortgage Loan Paid in Full". Each Seller and Servicer hereby further represent and warrant, jointly and severally, to the Purchasers that any such request by the Servicer for release of Collateral shall be solely for the purposes set forth in the Request for Release and Receipt.

            Section 5. [Reserved].

            Section 6. Default. If Sellers fail to fulfill any of their obligations under the Purchase Agreement or hereunder or in connection with the exercise by Purchaser of any remedy pursuant to Section 3 of the Purchase Agreement then, subject to the provisions of Section 3(b) hereof, a Purchaser may, by written or electronic notice to Custodian, (a) appoint Custodian as its delegate to complete the endorsements on behalf of such Purchaser on the Mortgage Notes held by Custodian and to complete and record at Purchasers' expense the related blank Assignments of Mortgages relating to the affected Mortgage Loans in accordance with such Purchaser's instructions and, when applicable, (b) require Custodian to deliver to Purchaser, Takeout Investor or Successor Servicer the Submission Packages (or any portion thereof specified by Purchaser) in Custodian's possession or under Custodian's control to which the failure relates. If Purchasers fail to purchase Mortgage Loans as provided for under the Purchase Agreement or hereunder, Custodian shall hold the Mortgage Loans for the benefit of the related Seller and shall act under instructions from the related Seller.

            Section 7. Access to Documents. Upon 48 hours prior written notice to Custodian, each Purchaser (and if the Mortgage Loans have been assigned, Assignee) and its agents, accountants, attorneys and auditors will be permitted during normal business hours at its office to examine and copy at their expense the Submission Packages, documents, records and other papers in possession of or under the control of Custodian relating to any or all of the Mortgage Loans in which a Purchaser has an interest. Upon the written or electronic request of Purchaser (or, if applicable, Assignee) and at the cost and expense of Purchasers (or, if applicable, Assignee), Custodian shall provide Purchasers (or, if applicable, Assignee) with copies of the Mortgage Notes, Assignments of Mortgage and other documents in Custodian's possession relating to any of the Mortgage Loans in which a Purchaser (or, if applicable, Assignee) has an interest. In addition, upon the written or electronic request of a Purchaser, Custodian shall provide such Purchaser with an electronic transmission containing a list of all the Mortgage Loans for which the Custodian holds documents pursuant to this Custodial Agreement and a list of the documents held by Custodian with respect to each such Mortgage Loan.

            Section 8. Custodian's Fees and Expenses; Successor Custodian; Standard of Care.

            (a) The Sellers agree to pay the Custodian such fees and expenses for its services under this Agreement as are set forth in a separate agreement among Custodian and Sellers, and shall further pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with this Agreement or any other documents executed in connection herewith (including, without limitation, attorney's fees and expenses). The payment of the Custodian's fees and expenses in connection herewith, shall be the joint and several obligation of Sellers. Custodian has no lien on, and shall not attempt to place a lien on, or assert an interest in, any of the Submission Package, Mortgage Loans or proceeds thereof to secure the payment of its fees and expenses. The obligations of the Sellers under this Section 8 shall survive the termination of this Agreement and the resignation or removal of Custodian.

            (b) Custodian or any successor Custodian may resign at any time by giving sixty (60) days' prior written notice to Sellers and Purchasers. Such resignation shall take effect upon the earlier of (i) the appointment of a successor Custodian by Purchasers with the prior written consent of the Sellers and delivery of all the Submission Packages and any related documents in Custodian's possession to the successor Custodian in accordance with the written or electronic direction of the Purchasers, and (ii) the delivery of all the Submission Packages and any related documents in Custodian's possession to the Purchasers or their designee pursuant to (c) below after expiration of said sixty (60) days. Sellers shall be responsible for reimbursing Custodian for its expenses associated with delivery of the Submission Packages and related documents to Purchasers.

            (c) In the event of any such resignation, Custodian shall promptly transfer to the successor Custodian all Submission Packages and related documents in Custodian's possession and the successor Custodian shall hold such Submission Packages and related documents in accordance with this Agreement. If Purchasers direct the removal of Custodian, Purchasers shall be responsible for all expenses associated with the transfer of the Submission Packages and any related documents in Custodian's possession and for any fee of the successor Custodian in excess of the fees of the initial Custodian hereunder. In any case, Custodian shall not be responsible for payment of fees to any successor Custodian. The Purchasers shall have sixty (60) days in which to appoint and designate an acceptable successor Custodian with the prior written consent of the Sellers. If the Purchasers fail to appoint a successor Custodian within such 60-day period, then Custodian shall deliver possession and custody of the Submission Packages and any related Submission Packages in Custodian's possession to Purchasers at the address specified on the cover page hereof, or if a timely written designation is received by Custodian, to any designee of Purchasers.

            (d) Custodian shall have responsibility only for the Submission Packages and their contents which have been actually delivered to it and which have not been released to Sellers, Purchasers, the Takeout Investor or Assignee or their respective agent or designee in accordance with this Agreement. The standard of care to be exercised by Custodian in the performance of its duties under this Agreement shall be to exercise the same degree of care as Custodian exercises when it holds similar mortgage loan documents as security for similar loans or warehouse loans. Custodian is an agent, bailee and custodian only and is not intended to be, nor shall it be construed to be (except only as agent, bailee and custodian), a representative, trustee or fiduciary of or for either Sellers, Purchasers or Assignee. The Custodian shall not be bound in any way by any agreement or contract other than this Agreement and the exhibits and schedules hereto and any other agreement to which it is a party. The Custodian shall not be required to ascertain or inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in this Agreement and the exhibits and schedules hereto. The Custodian disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Custodian.

            (i) Throughout the term of this Agreement, the Custodian shall have no responsibility for ascertaining the value, collectability, insurability, recordability, enforceability, priority, perfection, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Custodian's authority to enter into this Agreement and to perform its obligations hereunder).

            (ii) The Custodian shall not be under any duty to determine or pass upon the genuineness, validity or legal sufficiency of any of the documents constituting part of any

      Submission Package, and shall be entitled to assume that all documents constituting part of such files are genuine and valid and that they are what they purport to be, and that any endorsements or assignments thereof are genuine and valid.

            (iii) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights and powers, if, in its sole judgment, it shall believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

            (iv) The Custodian is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

            (v) In the absence of bad faith on the part of Custodian, Custodian may conclusively rely, as to the truth of the statements expressed therein, upon any certificates furnished to Custodian which conform to the requirements of this Agreement.

            (vi) Neither the Custodian nor any of its officers, directors, employees and agents shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Purchasers given under this Agreement.

            (vii) Custodian may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (viii) Custodian may consult with counsel and any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

            (ix) Custodian shall not invest or reinvest any cash held in the Disbursement Account in the absence of timely and specific written investment direction from the Purchasers. In no event shall Custodian be liable for the selection of investments or for investment losses incurred thereon. Custodian shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or as a result of the failure of the Purchaser to provide timely written investment direction.

            (x) Each Seller, jointly and severally, hereby indemnifies, defends and holds Custodian and its officers, directors, employees and agents harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by Custodian and its officers, directors, employees and agents, including court costs and reasonable attorney's fees and disbursements, in connection with Custodian's performance of its duties under this Agreement, including those involving ordinary negligence, but excluding only those involving gross negligence or willful misconduct of Custodian. Notwithstanding anything to the contrary contained herein, this provision shall survive the termination of this Agreement. The Custodian shall have the power to employ such agents as it may reasonably deem necessary or appropriate in the performance of its duties and the exercise of its powers under this Agreement.

            (e) Neither the Custodian nor any of its officers, directors, employees and agents shall incur any liability to any Person for its acts or omissions hereunder, except as may result from its negligence or willful misconduct. The parties each (for itself and any person or entity claiming though it) hereby releases, waives, discharges, exculpates and covenants not to sue the Custodian for any action taken or omitted under this Agreement except to the extent caused by the Custodian's gross negligence or willful misconduct. Notwithstanding anything contained herein to the contrary, the parties agree that no party hereunder nor any of its directors, officers or employees shall be liable to any other party hereunder for any special, consequential or punitive damages whatsoever.

            (f) Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, it being expressly understood that there are no implied duties hereunder. Whenever in the administration of the provisions of this Agreement the Custodian shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Custodian, be deemed to be conclusively proved and established by a certificate signed by one of the Purchaser's officers and delivered to the Custodian and such certificate, in the absence of negligence or bad faith on the part of the Custodian, shall be full warrant to the Custodian for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

      In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), the Custodian is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Custodian. Accordingly, each of the parties agrees to provide to the Custodian upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Custodian to comply with Applicable Law.

            Section 9. Assignment by Purchasers. Each Purchaser shall have free and unrestricted use of the Mortgage Loans and may assign all of its right, title and interest in and to some or all of the Mortgage Loans purchased by such Purchaser pursuant to the Purchase Agreement and all rights of such Purchaser under the Purchase Agreement (and this Agreement) in respect of such Mortgage Loans represented thereby to any Assignee. The Sellers hereby irrevocably consent to any such assignment subject to the rights of any Takeout Investor. Upon receipt of written notice to the Custodian of any such assignment in the form attached hereto as Exhibit I, the Custodian shall mark its records to reflect the pledge or assignment of the Mortgage Loans by the related Purchaser to the Assignee. The Custodian's records shall reflect the pledge or assignment of the Mortgage Loans by the related Purchaser to the Assignee until such time as the Custodian receives written instructions from such Purchaser with consent from the Assignee that the Mortgage Loans are no longer pledged or assigned by such Purchaser to the Assignee, at which time the Custodian shall change its records to reflect the release of the pledge or assignment of the Mortgage Loans, and that the Custodian is holding the Mortgage Loans, as custodian for, and for the benefit of, such Purchaser.

            If the related Purchaser has notified the Custodian in writing of such assignment or pledge by delivery to the Custodian of a written notice in the form of Exhibit I hereto, then, upon delivery of notice in the form of Exhibit H by Assignee to the Custodian of the such Purchaser's default, Assignee may, subject to any limitations in any agreement between Assignee and such Purchaser, (i) require Custodian to act with respect to the related Mortgage Loans solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Custodial Agreement, (ii) require Custodian to hold such Mortgage Loans for the exclusive use and benefit of Assignee, and (iii) assume the rights of such Purchaser under this Agreement to furnish instructions to the Custodian as to the disposition of such Mortgage Loans and such rights shall be exercisable solely by Assignee. In addition, within three (3) Business Days of receipt of such notice to the Custodian in the form of Exhibit H and receipt by the Custodian of the Trust Receipt from the Assignee, the Custodian shall deliver, in accordance with the written instructions of the Assignee, a Trust Receipt issued in the name of the Assignee and to the place indicated in any such written direction from the Assignee. The Custodian shall assume that any assignment from a Purchaser to Assignee is subject to no limitations that are not expressly set forth in this Custodial Agreement; provided that the Custodian shall not be required to issue a Trust Receipt to such Assignee until the date which is three (3) Business Days following the date that the Custodian has received all information necessary to allow the Custodian to complete its internal "Know Your Customer" procedures with respect to such Assignee, except if the Assignee is an Affiliate of Purchaser or a commercial paper conduit of Purchaser. Until such time as the Custodian receives notice in the form of Exhibit H from the Assignee that there exists an event of default with respect to a pledge or assignment of its interest in the Mortgage Loans and Mortgage Files, the Custodian shall take directions solely from the related Purchaser.

            Section 10. Insurance. Custodian shall, at its own expense, maintain at all times during the existence of this Agreement such (a) fidelity insurance,
(b) theft of documents insurance, (c) forgery insurance and (d) errors and omissions insurance as Custodian deems appropriate, prudent and customary.

            Section 11. Representations, Warranties and Covenants.

            (a) By Custodian. Custodian hereby represents and warrants to, and covenants with, Sellers and Purchasers that, as of the date hereof and at all times while Custodian is performing services under this Agreement:

            (i) Custodian is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and fully satisfies the requirements for acting as a GNMA custodian, a Fannie Mae custodian and a Freddie Mac custodian;

            (ii) Custodian has the full power and authority to hold each Mortgage Loan and to enter into and perform its duties and obligations as contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

            (iii) Custodian is not an affiliate of any Seller.

            (b) By Sellers. Each Seller, jointly and serverally, hereby represent and warrant to, and covenants with, Custodian and Purchasers that, as of the date hereof and throughout the term of this Agreement:

            (i) Each Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

            (ii) Each Seller has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each Seller, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law; and

            (iii) Sellers will provide, as a condition of closing, an executed Officer's Certificate regarding title insurance in the form of Exhibit L.

            (iv) No Seller is an Affiliate of the Custodian.

            (c) By Purchasers. Each Purchaser hereby represents and warrants to, and covenants with, Custodian and Sellers that, as of the date hereof and throughout the term of this Agreement:

            (i) Each Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

            (ii) Each Purchaser has the full power and authority to hold each Mortgage Loan and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of each Purchaser, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by applicable receivership, conservatorship or similar debtor relief laws and except that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or law.

            Section 12. No Adverse Interests. By its acceptance of each Submission Package, Custodian covenants and warrants to the related Purchaser that: (a) as of the date of payment by such Purchaser of the Purchase Price, Custodian, solely in its capacity as Custodian, (i) holds no adverse interests, by way of security or otherwise, in the related Mortgage Loan, and (ii) has no interest in or lien upon the Submission Packages which it holds as custodian for Purchasers; and (b) Custodian hereby waives and releases any such interest in such Mortgage Loan which it, acting solely in its capacity as Custodian, has or which it may thereafter acquire prior to the time of release of such Mortgage Loan from the terms of this Agreement.

            Section 13. Amendments. This Agreement may be amended only by written agreement of Sellers, Purchasers and Custodian except that, if this Agreement shall have been assigned by a Purchaser with written notice of such assignment given to Sellers and Custodian, no amendment shall be effective unless the amendment is also signed by Assignee. Purchasers shall give at least five (5) days' prior written notice to Assignee of any proposed amendment to this Agreement and shall furnish Assignee with a copy of each such amendment within five (5) days after it is executed and delivered. This Agreement, together with the Exhibits, Schedules and other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            Section 14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

            Section 15. Agreement for Exclusive Benefit of Parties; Assignment. This Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. This Agreement shall bind the parties hereto and their respective successors, but, except for the assignments provided in Sections 3(b) and 9, shall not be assigned or pledged by any party without the prior written consent of the other parties. Written notice from Assignee to Custodian (with a copy to the related Purchaser) that the related Purchaser has defaulted in any material respect under any funding or loan agreement relating to the financing of a such Purchaser's purchase of Mortgage Loans shall be conclusive for all purposes of this Agreement.

            Section 16. Effect of Invalidity of Provisions. In case any one or more of the provisions contained in this Agreement should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

            Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules.

            Section 18. Consent to Service. Each party irrevocably consents to the service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 19.

            Section 19. Notices. Any notices, consents, directions and other communications given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by facsimile or electronic transmission, or personally delivered at, or sent by overnight courier to the addresses of the parties hereto set forth on the cover page hereof or such other address as any party shall give in a notice to the other parties pursuant to this Section 19.

            Section 20. Construction. The headings in this Agreement are for convenience only and are not intended to influence its construction. References to Sections and Exhibits in this Agreement are to the Sections of and Exhibits to this Agreement. The Exhibits are part of this Agreement. In this Agreement, the singular includes the plural, the plural the singular, and the words "and" and "or" are used in the conjunctive or disjunctive as the sense and circumstances may require.

            Section 21. Submission to Jurisdiction. With respect to any claim arising out of this Agreement each party (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, and
(b) irrevocably waives (i) any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, (ii) any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and (iii) the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party. Nothing herein will be deemed to preclude any party hereto from bringing an action or proceeding in respect of this Agreement in any jurisdiction other than as set forth in this Section 21.

            Section 22. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            Section 23. Joint and Several Liability. The liability of the Sellers hereunder is joint and several. The Sellers hereby: (a) acknowledge and agree that the Purchasers shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Agreement, based upon or arising our of the disability or other defense or cessation of liability of one Seller versus the other or of any other Seller, (c) waive any right or subrogation or ability to proceed against any Person until all amounts owed to Purchasers by Sellers pursuant to this Agreement are paid in full and (d) any Purchase may proceed against any Seller.

                            [signature page follows]

      IN WITNESS WHEREOF, Sellers, Purchasers and Custodian have caused this Agreement to be duly executed as of the date and year first above written.

                                          AMERICAN HOME MORTGAGE CORP.,
                                          as a Seller


                                          By:  /s/ Alan B. Horn
                                            ------------------------------------
                                          Name:  Alan B. Horn
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary


                                          AMERICAN HOME MORTGAGE INVESTMENT
                                          CORP.,
                                          as a Seller


                                          By:  /s/ Alan B. Horn
                                            ------------------------------------
                                          Name:  Alan B. Horn
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary


                                          AMERICAN HOME MORTGAGE SERVICING
                                          INC.,
                                          as Servicer


                                          By:  /s/ Alan B. Horn
                                            ------------------------------------
                                          Name:  Alan B. Horn
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary


                                          ASPEN FUNDING CORP.,
                                          as a Purchaser


                                          By: /s/ Doris J. Hearn
                                            ------------------------------------
                                          Name:  Doris J. Hearn
                                          Title: Vice President


                                          GEMINI SECURITIZATION CORP. LLC,
                                          as a Purchaser


                                          By:  /s/ R. Douglas Donaldson
                                            ------------------------------------

                                          Name:  R. Douglas Donaldson
                                          Title: Treasurer


                                          NEWPORT FUNDING CORP.,
                                          as a Purchaser


                                          By: /s/ Doris J. Hearn
                                            ------------------------------------
                                          Name:  Doris J. Hearn
                                          Title: Vice President


                                          DEUTSCHE BANK NATIONAL TRUST
                                          COMPANY,
                                          as Custodian


                                          By: /s/ Angel Sanchez
                                            ------------------------------------
                                          Name:  Angel Sanchez
                                          Title: Authorized Signer

                                                                    EXHIBITA-1

                                  [RESERVED]

                                                                   EXHIBIT A-2


                                  [RESERVED]

                                                                      SCHEDULE A
                                                                  TO EXHIBIT A-2


                                  [RESERVED]

                                                                      SCHEDULE B

                                                                  TO EXHIBIT A-2


                                  [RESERVED]

                                                                     EXHIBIT B-1

                           CONDUIT SUBMISSION PACKAGE

      With respect to each Mortgage Loan being offered by the related Seller for sale to the related Purchaser, pursuant to a Conduit Transaction, such Seller shall deliver and release to Custodian the following documents:

            (i) The original Mortgage Note bearing all intervening endorsements from the originator to the last endorsee endorsed, "Pay to the order of _______, without recourse" and signed in the name of such Seller by an authorized officer of such Seller; (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Mortgage Note or any such assumption agreement, and if the Mortgage Note has been signed by a third party on behalf of the Mortgagor, a copy of the power of attorney or other instrument that authorized and empowered such Person to sign;

            (ii) A Mortgage meeting one of the following requirements:

                  (A) The original Mortgage bearing evidence that the Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                  (B) A copy of the Mortgage certified by the originator or the related title company or escrowed closing agent or a certificate from the county recorders office;

            (iii) If the related Seller did not originate the Mortgage Loan, all original intervening assignments duly executed and acknowledged and in recordable form, evidencing the chain of mortgage assignments from the originator of the Mortgage Loan to the holder or record and/or a copy of each such intervening mortgage assignment or a certificate from the county recorder's office or a certificate from the related escrow closing agent the original of which has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction where the Mortgage Property is located;

            (iv) Except with respect to any MERS Mortgage Loan, an original Assignment of Mortgage, in blank, in recordable form but unrecorded signed in the name of the related holder of record by an authorized officer;

            (v) If applicable, a Warehouse Lender's Release, from any Warehouse Lender having a security interest in the Mortgage Loans or, or if there is no Warehouse Lender with respect to such Mortgage Loans, a Seller's Release, from the related Seller, addressed to the related Purchaser, releasing any and all right, title and interest in such Mortgage Loans;

            (vi) Delivery Instructions; and

            (vii) A copy of the Commitment.

                                                                     EXHIBIT B-2

                            [LETTERHEAD OF CUSTODIAN]

                          CONDUIT MASTER BAILEE LETTER

                                                  ___________, _____


[ADDRESS]

[_________]

Attention:

Ladies and Gentlemen:

      The undersigned Deutsche Bank National Trust Company ("Custodian"), as custodian for [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] ("Purchaser") shall from time to time deliver to ________ ("Takeout Investor") original promissory notes ("Mortgage Notes") evidencing certain mortgage loans ("Mortgage Loans"), along with certain other documents comprising the related files ("Custodial Files") and, in each case, a Notice of Bailment in the form of Schedule A hereto with respect to each Mortgage Loan ("Notice of Bailment"), for inspection by Takeout Investor prior to the possible purchase by Takeout Investor of such Mortgage Loans pursuant to commitments ("Commitments") from certain sellers of Mortgage Loans ("Sellers"). Prior to its delivery to Takeout Investor, all of Seller's right, title and interest in each Mortgage Loan and proceeds thereof shall have been conveyed to Purchaser in accordance with each Seller's agreement with Purchaser.

      Except as otherwise provided herein, each Custodial File so delivered to Takeout Investor is to be held by Takeout Investor, as agent for Custodian, and subject to only Purchaser's direction and control until released as provided herein. The proceeds of the sale of each Mortgage Loan accepted for purchase by Takeout Investor must be remitted immediately upon settlement by Takeout Investor, by wire transfer in immediately available funds, in accordance with the following wire instructions:

                        ________________________
                        ________________________
                        ABA #___________
                        A/C #____________
                        ________________________
                        Attn:  _________________

Takeout Investor shall be responsible for making certain that all of the proceeds from the sale of each Mortgage Loan are received in accordance with the wire transfer instructions set forth on each Notice of Bailment and Purchaser's interest in the Mortgage Loans shall not be released until such funds are received by Purchaser.

      Upon Purchaser's receipt of all of the proceeds from the sale of a Mortgage Loan in accordance with the wiring instructions in the applicable Notice of Bailment, all of Purchaser's legal or equitable interest in the Mortgage Loan shall terminate.

      All Mortgage Loan documents held by Takeout Investor which are received by Takeout Investor from Custodian with respect to a Mortgage Loan that is not purchased must be returned immediately to Custodian at the address for delivery of documents set forth on the Notice of Bailment. Purchaser reserves the right at any time, until a Mortgage Loan has been purchased by Takeout Investor, to demand the return of the related Mortgage Documents to Custodian, and Takeout Investor agrees to return to Custodian the Mortgage Documents pertaining to a Mortgage Loan not purchased by Takeout Investor immediately upon such demand by Purchaser.

      The persons listed on the attached Schedule B are the authorized representatives ("Authorized Representatives") of Purchaser. Takeout Investor shall not honor any communication from Sellers or any third party relating to a Mortgage Loan, which is not confirmed by the written or telephonic consent of an Authorized Representative of Purchaser, or until Purchaser has received the required amount of proceeds of the sale of such Mortgage Loan.

      In the event Takeout Investor is not able for any reason to comply with the terms of this Bailee Letter, Takeout Investor shall immediately return the Submission Package to Custodian at the above address.

      Takeout Investor acknowledges that the Custodial File is being delivered in accordance with its instructions. Takeout Investor shall not deliver a Custodial File to any third party without the prior written consent of Purchaser unless such third party is a wholly owned subsidiary of Takeout Investor or a custodian and bailee of Takeout Investor who is receiving such Custodial File with written notice of the bailment created by this Master Bailee Letter.

      In the event Takeout Investor is not able for any reason to comply with the terms of this Master Bailee Letter, Takeout Investor shall immediately return each Custodial File in Takeout Investor's possession to Custodian at the address for delivery of documents set forth in the related Notice of Bailment.

      No deviation in performance of the terms of any previous bailment agreement will alter any of Takeout Investor's duties or responsibilities as provided herein.

      By accepting delivery of a Custodial File containing a Notice of Bailment, Takeout Investor shall be bound by the terms hereof. Please execute and return the enclosed copy of this Master Bailee Letter in the enclosed self-addressed envelope.

                                          Sincerely,

                                          Deutsche Bank National Trust
                                          Company,
                                          as Custodian


                                          By:
                                            ------------------------------------
                                          Name:
                                          Title:
                                          Dated: As of the date first set forth
                                                 above


Agreed to:


[CONDUIT]
(Takeout Investor)


By:
   -----------------------------
Name:
Title:
Dated: As of the date first set forth above

                                                                      SCHEDULE A
                                                                  TO EXHIBIT B-2


                               NOTICE OF BAILMENT

[Conduit Address]



                  Re:   [Insert Description of Loan, including
                        Borrower's Name, Loan Amount and
                        Fannie Mae's Loan Number]

Ladies and Gentlemen:

      Pursuant to the Master Bailee Letter, dated , ____ (the "Master Bailee Letter"), between you and Deutsche Bank National Trust Company (the "Custodian"), you are hereby notified that the enclosed original promissory note with respect to the referenced loan together with certain other documents comprising the related file with respect to that loan (the "Mortgage Documents") being hereby delivered to you herewith are to be held by you as agent of Custodian (which holds the Mortgage Documents as custodian and bailee for the benefit of [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] ("Purchaser")).

      Any Mortgage Documents (or portion thereof) not purchased by you in accordance with the provisions of the Applicable Guide shall be sent to the Custodian by overnight courier to: [insert address for return of documents].

      In the event you elect to purchase the Mortgages subject to the Master Bailee Letter, you shall pay the Trade Price to the Purchaser by wire transfer based upon the following instructions:

                        ______________________
                        ______________________
                        ABA #____________
                        A/C #____________
                        ______________________
                        Attn:_________________

      Any questions relating to the Mortgage Documents should be referred to the Purchaser at (203) 625-2700.

                                    Sincerely,

                                    By:   _________________________________
                                    Name:
                                    Title:

                                                                      SCHEDULE B
                                                                  TO EXHIBIT B-2


                     AUTHORIZED REPRESENTATIVES OF PURCHASER


Name                    Title                   Authorized Signature
----                    -----                   --------------------

-------------------     -------------------     ---------------------

-------------------     -------------------     ---------------------

-------------------     -------------------     ---------------------

-------------------     -------------------     ---------------------

                                                                       EXHIBIT C

                            REQUEST FOR CERTIFICATION

--------------------------------------------------------------------------------------------------------------------
Conduit Transaction

--------------------------------------------------------------------------------------------------------------------
Loan #   Original     Mortgagor   Property Address   Original    Note      ARM data (margin,    Maturity     Loan
        Loan Amount   First and    (street, city,    Loan Term   Rate     index,cap,floor,1st      Date      Type
                      Last Name     state, zip)                           rate adj, max rate,               (fixed
                                                                             1st pay date)                    or
                                                                                                          adjustable
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT D-1

                                  TRUST RECEIPT

                                 MORTGAGE LOANS

                                                            Date:

      Deutsche Bank National Trust Company, as custodian (the "Custodian"), hereby acknowledges that on the date of this Trust Receipt, [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] ("Purchaser") has been identified as the registered owner of this Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Trust Receipt and further identified in the books and records of the Custodian, interim serviced by American Home Mortgage Servicing, Inc. ("Servicer"). The Mortgage Note and copy of the recorded Mortgage (or deed of trust) for each Mortgage Loan are held by Custodian, pursuant to the terms and conditions of that certain Custodial Agreement dated as of June [__], 2006 (the "Agreement") among Purchaser, Seller, [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.], American Home Mortgage Corp., American Home Mortgage Investment Corp. and Custodian. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

      Any transfer of this Trust Receipt may be registered upon presentation of this Trust Receipt by the transferee hereof, duly assigned to the transferee, at the office of the Custodian.

      This Trust Receipt supersedes any Trust Receipt or Wet Mortgage Loan Trust Receipt bearing an earlier date.

      This Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.

      IN WITNESS WHEREOF, the Custodian has caused this Trust Receipt to be duly executed.

                                    Deutsche Bank National Trust Company,
                                    as Custodian


                                    By:
                                       ----------------------------------
                                          Authorized Officer

CERTIFICATE OF AUTHENTICATION

This Trust Receipt is one of
the Trust Receipts issued under
the above-described Agreement.


Dated:


By:
   --------------------------
Authorized Officer

                                                                     EXHIBIT D-2

                             WET LOAN TRUST RECEIPT

                                                            Date:

      Deutsche Bank National Trust Company, as custodian (the "Custodian"), hereby acknowledges that on the date of this Wet Loan Trust Receipt, [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.]("Purchaser") has been identified to it as the registered owner of this Wet Loan Trust Receipt evidencing ownership of certain mortgage loans (the "Mortgage Loans") listed by identifying number on the schedule attached to this Wet Loan Trust Receipt and further identified in Loan Identification Data, to be interim serviced by American Home Mortgage Servicing, Inc.("Servicer"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Wet Mortgage Loan Trust Receipt is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Wet Mortgage Loan Trust Receipt by virtue of the acceptance hereof assents and by which such holder is bound.

      Any transfer of this Wet Mortgage Loan Trust Receipt may be registered upon presentation of this Wet Mortgage Trust Receipt by the transferee hereof, duly assigned to the transferee, at the office of the Custodian.

      This Wet Mortgage Trust Receipt supersedes any Wet Mortgage Trust Receipt bearing an earlier date.

      This Wet Mortgage Loan Trust Receipt shall not be valid or become obligatory for any purpose unless and until the Certificate of Authentication appearing below has been duly executed by the Custodian.

      IN WITNESS WHEREOF, the Custodian has caused this Wet Mortgage Loan Trust Receipt to be duly executed.

                                    Deutsche Bank National Trust Company,
                                    as Custodian


                                    By:
                                       ----------------------------------
                                          Authorized Officer

CERTIFICATE OF AUTHENTICATION

This Trust Receipt is one of
the Trust Receipts issued under
the above-described Agreement.



Dated:


By:
   ------------------------------
Authorized Officer

                                TRUST RECEIPT NO.

                                 MORTGAGE LOANS

Following are the identifying numbers of the Mortgage Loans subject to this Trust Receipt:

                                                                     EXHIBIT E-1

                          [WAREHOUSE LENDER'S RELEASE]

[Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.]



Ladies and Gentlemen:

      We hereby release all right, interest or claim of any kind with respect to the mortgage loan(s) referenced below, such release to be effective automatically without any further action by any party, upon payment in full, in one or more installments, from [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.], in accordance with the wire instructions which we delivered to you in a letter dated _______ __, 200__ ,in immediately available funds, of an aggregate amount equal to the [______________________]

Loan *            Mortgagor         Address     City        State       Zip

-------------     --------------    ---------   --------    ---------   --------


                                          Very truly yours,

                                          [WAREHOUSE LENDER]

                                          By:
                                             ------------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT E-2

Date:

                     [WAREHOUSE LENDER'S WIRE INSTRUCTIONS]

[Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.].


            Re: Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. Whole Loan Purchase Program with American Home Mortgage Corp. and American Home Mortgage Investment Corp.



Ladies and Gentlemen:

      Set forth below are [Warehouse Lender's] wire instructions applicable to the above-referenced Whole Loan Purchase Program.

Wire Instructions:

      Bank Name:
      City, State:
      ABA#:
      Account #:
      Account Name:

      Please acknowledge receipt of this letter in the space provided below. This letter supersedes and replaces (i) any prior notice specifying the name of [Warehouse Lender] and setting forth wire instructions and (ii) any contrary wire instructions contained in any form of release delivered by [Warehouse Lender] to [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by each of us and acknowledged by you.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP./ [AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.]


                                    By: ________________________
                                    Name:
                                    Title:


                                    [WAREHOUSE LENDER(S)](1)


                                    By:  ________________________
                                    Name:
                                    Title:

Receipt Acknowledged By:

[ASPEN FUNDING CORP./GEMINI SECURITIZATION CORP., LLC/NEWPORT FUNDING CORP.]


By:  ________________________
Name:
Title:

By:  ________________________
Name:
Title:


----------------------------
(1) The authorized officer of each Warehouse Lender executing this letter must be the same authorized officer as signs the Warehouse Lender's Release. Not applicable if there is no Warehouse Lender.

                                                                     EXHIBIT F-1


                               [SELLER'S RELEASE]

[Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] 60 Wall Street
New York, New York 10005

Ladies and Gentlemen:

      With respect to the mortgage loan(s) referenced below (a) we hereby certify to you that the mortgage loan(s) is not subject to a lien of any warehouse lender and (b) we hereby release all right, interest or claim of any kind with respect to such mortgage loan, such release to be effective automatically without any further action by any party upon payment from Purchasers to the related Seller of an aggregate amount equal
[_____________________________________].


Loan       Mortgagor     Street Address        City             State   Zip

--------   -----------   --------------------  ---------------  ------  --------



                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP.] [AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.]


                                    By: __________________________________
                                    Name:
                                    Title:

                                                                     EXHIBIT F-2

Date:

                          [SELLER'S WIRE INSTRUCTIONS]

[Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.]


      Re: Custodial Agreement dated as of June [__], 2006, by and among Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp., American Home Mortgage Corp., American Home Mortgage Investment Corp. and Deutsche Bank National Trust Company


Ladies and Gentlemen:

      Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the above-referenced Custodial Agreement.

      Set forth below are the related Seller's Wire Instructions applicable to the above-referenced Custodial Agreement.

Wire Instructions:

      Bank Name:
      City, State:
      ABA#:
      Account #:
      A/C Name:

      Please acknowledge receipt of this letter in the space provided below and return it to the related Seller. This letter supersedes and replaces any prior notice specifying the name of the related Seller and such Seller's Wire Instructions and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                    Very truly yours,

                                    [AMERICAN HOME MORTGAGE CORP./AMERICAN
                                    HOME MORTGAGE INVESTMENT CORP.](2)


                                    By:
                                        ------------------------------------
                                    Name:
                                    Title:

Receipt acknowledged by:


[ASPEN FUNDING CORP./GEMINI SECURITIZATION CORP., LLC/NEWPORT FUNDING CORP.]


By:
    ---------------------------
Name:
Title:


By:
    ---------------------------
Name:
Title:


(2) The authorized officer executing this letter must be the same authorized officer as signs the Seller's Release. Applicable only if there is no Warehouse Lender.

                                                                     Exhibit G-1

                    [PURCHASER'S WIRE INSTRUCTIONS TO SELLER]

Wire Instructions:


      Bank Name:
      City, State:
      ABA#:
      Account #:
      A/C Name:

                                                                     EXHIBIT G-2

                  [PURCHASER'S WIRE INSTRUCTIONS TO CUSTODIAN]

                                                                         Date:

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, CA 92705

      Re: Whole Loan Purchase Program

Ladies and Gentlemen:

      Set forth below are the Purchaser's Wire Instructions to Custodian (as defined in all Conforming Custodial Agreements used in the above-referenced program).

Wire Instructions:

      Bank Name:
      City, State:
      ABA #:
      Account #:
      Account Name:

      Please acknowledge receipt of this letter in the space provided below and return it to [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.] ("Purchaser"). This letter supersedes and replaces any prior notice specifying the name of Purchaser and the Purchaser's Wire Instructions to Custodian and shall remain in effect until superseded and replaced by a letter, in the form of this letter, executed by us and acknowledged by you.

                                    Very truly yours,


                                    [ASPEN FUNDING CORP./GEMINI
                                    SECURITIZATION CORP., LLC/NEWPORT FUNDING
                                    CORP.]


                                    By: ___________________________________
                                    Name:
                                    Title:

                                    By: ___________________________________
                                    Name:
                                    Title:

Receipt acknowledged by:

Deutsche Bank National Trust Company,
as Custodian

DEUTSCHE BANK NATIONAL TRUST
      COMPANY


By: ____________________________
Name:
Title:

                                                                     EXHIBIT G-3


                [PURCHASER'S DELIVERY INSTRUCTIONS TO CUSTODIAN]

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, CA 92705

Attention:

      Re: Delivery of Submission Package

Dear ______:

      Please deliver, via overnight courier, each of the Submission Packages relating to the Mortgage Loans listed below to:

                                    Very truly yours,


                                    [ASPEN FUNDING CORP./GEMINI
                                    SECURITIZATION CORP., LLC/NEWPORT FUNDING
                                    CORP.]

                                    By: __________________________________
                                    Name:
                                    Title:

                                    By: __________________________________
                                    Name:
                                    Title:

      Initially capitalized terms are defined in the Custodial Agreement, dated as of June [__], 2006 by and among Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp., American Home Mortgage Corp., American Home Mortgage Investment Corp. and Deutsche Bank National Trust Company.

                                    Very truly yours,


                                    [ASPEN FUNDING CORP./GEMINI
                                    SECURITIZATION CORP., LLC/NEWPORT FUNDING
                                    CORP.]

                                    By: ____________________________________
                                    Name:
                                    Title:

                                    By: ____________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT H

            [NOTICE BY ASSIGNEE TO CUSTODIAN OF PURCHASER'S DEFAULT]

Deutsche Bank National Trust Company
1761 St. Andrew Place
Santa Ana, CA 92705

            Re: Whole Loan Purchase Program

Ladies and Gentlemen:

      Notice is hereby given that the related Purchaser has materially defaulted in its obligations under an agreement between Assignee and such Purchaser relating to the financing by Assignee of such Purchaser's purchase of Mortgage Loans described on Schedule 1 hereto. Assignee hereby (i) directs that Custodian act with respect to the related mortgage files solely in the capacity of custodian for, and bailee of, Assignee, (ii) directs that Custodian hold such mortgage files for the exclusive use and benefit of Assignee and (iii) assumes the rights of the related Purchaser to furnish instructions to Custodian as to the disposition of such mortgage files and such rights shall be exercisable solely by Assignee.

      Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address]

                                    Very truly yours,

                                    [ASSIGNEE]


                                    By: __________________________________
                                    Name:
                                    Title:

RECEIPT ACKNOWLEDGED:

Deutsche Bank National Trust Company,
as Custodian

By:
Name:
Title:

cc: [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding
    Corp.]

                                                                       EXHIBIT I

                            [NOTICE OF ASSIGNMENT]

To:         Deutsche Bank National Trust Company
            1761 East St. Andrew Place
            Santa Ana, CA 92705

From:       _________________________________________
Date:       _________________________________________

      You are hereby notified that as of [date] the undersigned has [assigned/pledged] all of its right, title and interest in and to the Mortgage Loans identified in the schedule attached hereto to [Assignee's name and address]. You are hereby instructed to hold such Mortgage Loans pursuant to the terms of the Custodial Agreement, dated as of June [__], 2006 (the "Custodial Agreement"), by and among Aspen Funding Corp., Gemini Securitization Corp., LLC, Newport Funding Corp. (each individually, a "Purchaser"), American Home Mortgage Corp., American Home Mortgage Investment Corp. (each a "Seller"), Deutsche Bank National Trust Company (the "Custodian"), for the sole and exclusive benefit of [name of Assignee] subject to the terms of the Custodial Agreement by which [name of Assignee] hereby agrees to be bound.

      When you have received written instructions from the related Purchaser with the Assignee's consent thereon that the Mortgage Loans are no longer [assigned/pledged] by the Purchaser to the Assigness, you shall change your records to reflect the release of the [pledge/assignment] of the Mortgage Loans and that you are holding the Mortgage Loans as custodian for, and for the benefit of, the Purchaser.

                                    [ASPEN FUNDING CORP./GEMINI
                                    SECURITIZATION CORP., LLC/NEWPORT FUNDING
                                    CORP.]

                                    By: ________________________________________
                                    Name:
                                    Title:
                                    Date:

                                    By: ________________________________________
                                    Name:
                                    Title:
                                    Date:

                                    [NAME OF ASSIGNEE]


                                    By: ________________________________________
                                    Name:
                                    Title:
                                    Date:

                                                                       EXHIBIT J

                             [LETTERHEAD OF SELLER]

[DATE]


To: [____________]


Please deliver the Submission Package(s) as indicated on the attached list, in accordance with the terms of the agreement, to the following:

      Company Name:
      Address:


      City, State, Zip:
      Attn:

                             [LETTERHEAD OF SELLER]

[DATE]

 LOANS TO BE DELIVERED BY CUSTODIAN FOR [AMERICAN HOME MORTGAGE CORP./AMERICAN
                      HOME LOAN MORTGAGE INVESTMENT CORP.]

            Loan #:     Borrower's Name:  Loan Amount:
            -------     ----------------  ------------



1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

                                                                     EXHIBIT K-1


                               [TRADE ASSIGNMENT]

("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

            Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated _, ____, to purchase $ of mortgage loans (the "Mortgage Loans") at a purchase price of . This is to confirm that
(i) the Commitment is in full force and effect, (ii) the Commitment is hereby assigned to [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.](["AFC"/ "GSC"/"NFC"]), (iii) you will accept delivery of such Mortgage Loans directly from Purchase, (iv) you will pay [AFC/GSC/NFC] for such Mortgage Loans, (v) upon["AFC"/ "GSC"/"NFC"]'s acceptance of this assignment, [AFC/GSC/NFC] is obligated to make delivery of such Mortgage Loans to you in accordance with the attached Commitment and (vi) upon [AFC/GSC/NFC] acceptance of this assignment, you will release the related Seller from its obligation to deliver the Mortgage Loans to you under the Commitment. Upon [AFC/GSC/NFC] determination not to accept an assignment, [AFC/GSC/NFC] will notify you that this assignment is rejected. Not later than 2:00 P.M. New York City time one business day prior to your satisfaction of the Commitment, you shall fax a purchase confirmation to [AFC/GSC/NFC] at (___) ___-____, Attention:
___________. Payment will be made to [AFC/GSC/NFC] in immediately available funds.

                                                Very truly yours,


                                                [AMERICAN HOME MORTGAGE
                                                CORP./AMERICAN HOME MORTGAGE
                                                INVESTMENT CORP.]



                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________


Agreed to, confirmed and accepted:

[TAKEOUT INVESTOR]

By: ____________________________
Name: __________________________
Title: _________________________

                                                                     EXHIBIT K-2

                               [TRADE ASSIGNMENT]
                                    (Blanket)

_______("Takeout Investor")
[Address]
Attention:

Ladies and Gentlemen:

            This is to confirm that (i) your commitments ("Commitment"), made from time to time, to purchase mortgage loans (the "Mortgage Loans") from the related Seller may be assigned to [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.](["AFC"/ "GSC"/"NFC"]), (ii) you will accept delivery of such Mortgage Loans directly from [AFC/GSC/NFC], (iii) you will pay [AFC/GSC/NFC] for such Mortgage Loans, (iv) upon [AFC/GSC/NFC]'s acceptance of this assignment with respect to any Commitment, [AFC/GSC/NFC] will be obligated to make delivery of such Mortgage Loans to you in accordance with such Commitment and (v) upon [AFC/GSC/NFC] acceptance of such assignment with respect to any Commitment, you will release the related Seller from its obligation to deliver the related Mortgage Loans to you under such Commitment but the related Seller will not be released from any of its other obligations under the Loan Purchase and Sale Agreement. Your agreement to the foregoing shall remain in effect until terminated by your giving notice of such termination to the related Seller in the form attached hereto as Exhibit 1. Upon [AFC/GSC/NFC] determination not to accept an assignment, [AFC/GSC/NFC] will notify you that this assignment is rejected with respect to the related Commitment. Not later than 9:00 A.M. New York City time on the business day that you purchase the Mortgage Loans, you shall fax a purchase list containing the information required by the Mortgage Loan Settlement Summary to [AFC/GSC/NFC] at (___) ___-____, Attention: _________. You may also transmit such information electronically by 10:00 A.M. on such business day. Payment will be made to [AFC/GSC/NFC] in immediately available funds.

                                                Very truly yours,



                                                [AMERICAN HOME MORTGAGE
                                                CORP./ AMERICAN HOME MORTGAGE
                                                INVESTMENT CORP.]


                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________

Agreed to, confirmed and accepted:
[TAKEOUT INVESTOR]


By: ____________________________
Name: __________________________ By:
Title: _________________________

                                                        EXHIBIT 1 to EXHIBIT K-2



               [WITHDRAWAL OF CONSENT TO BLANKET TRADE ASSIGNMENT]


[American Home Mortgage Corp./American Home Mortgage Investment Corp.] 538 Broadhollow Road, Suite 155
Melville, New York 11747


Ladies and Gentlemen:

            The undersigned hereby terminates its agreement to the related Seller's assignment of Commitments to [AFC/GSC/NFC], which approval was given pursuant to the Trade Assignment dated _______ __, 200_. This termination shall be effective as of but shall not affect the assignment of any Commitment which assignment was made prior to the date hereof. Capitalized terms not defined herein shall have the meanings set forth in the Trade Assignment.

                                                Very truly yours,

                                                [TAKEOUT INVESTOR]

                                                By: ____________________________
                                                Name: __________________________
                                                Title: _________________________


Copy to: [Aspen Funding Corp./Gemini Securitization Corp., LLC/Newport Funding Corp.]

                                                                       EXHIBIT L

                              OFFICER'S CERTIFICATE

                                       OF

                                     SELLERS

      The undersigned, [Vice] President of American Home Mortgage Corp., ("AHMC") and the [Vice] President of American Home Mortgage Investment Corp. (together, the "Sellers") hereby represent, warrant, covenant and certify, as of the date of this certificate, to each of Aspen Funding Corp., Gemini Securitization Corp., LLC and Newport Funding Corp. (collectively, the "Purchasers") as follows:

      1. Each Mortgage Loan purchased under that certain Whole Loan Purchase and Sale Agreement ("Purchase Agreement"), dated as of June 23, 2006, by and among Purchasers, Sellers and American Home Mortgage Servicing, Inc. ("AMHSI") is covered or will be covered as of the related Purchase Date by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac that:

            (A) is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located,

            (B) insures the mortgagee, its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of the Mortgage Loan, and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment,

            (C) affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein,

            (D) does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading,

            (E) sets forth the mortgagee and its successors and assigns as the sole insured thereof, and

            (F) is in full force and effect as of the date hereof.

      2. The Sellers are or will be in possession of an original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage) or attorney's opinion of title for each of the Mortgage Loans purchased under the Purchase Agreement.

      Capitalized terms not defined herein have the meanings assigned to them in the Purchase Agreement.

                           [signature page to follow]

Each of the undersigned has executed this Certificate as of this 23rd day of June, 2006.

                                    AMERICAN HOME MORTGAGE CORP.


                                    By: _____________________________
                                    Name:
                                    Title:

                                    AMERICAN HOME MORTGAGE INVESTMENT CORP.

                                    By: _____________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT M

                               REQUEST FOR RELEASE

Date:  __________, ____

AMERICAN HOME MORTGAGE SERVICING, INC. (the "Servicer") acting as bailee of, and custodian for the exclusive benefit of [ASPEN FUNDING CORP./GEMINI SECURITIZATION CORP., LLC/NEWPORT FUNDING CORP.] (the "Purchaser(s)") (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of June __, 2006 (the "Custodial Agreement") by and among the Purchasers, Deutsche Bank National Trust Company (the "Custodian") and American Home Mortgage Corp., and American Home Mortgage Investment Corp. (together, the "Sellers"), Servicer and Custodian, or if not defined in the Custodial Agreement, then in that certain Whole Loan and Purchase and Sale Agreement dated as of June __, 2006 by and among Servicer, Sellers, and Purchasers (the "Purchase Agreement")), hereby acknowledges receipt of the following described documentation for the identified Mortgage Loan, possession of which is entrusted to the Servicer solely for the purpose referenced below.

      Mortgagor Name    Loan Number Note Amount             Mtg. Loan Document

Reason for Requesting File (check one)

_____  1.   Mortgage Loan Paid in Full.

_____  2.   Correction of Document Deficiencies.

_____  3.   Mortgage Required for Servicing.

_____  4.   Foreclosure.

_____  5.   Other [Describe].

If item 2, 3, 4 or 5 is checked, it is hereby acknowledged that the related Purchaser maintains a 100% undivided ownership interest the Mortgage Loan pursuant to the Purchase Agreement.

If item 2, 3, 4 or 5 is checked, in consideration of the aforesaid delivery by the Custodian, the Servicer hereby agrees to hold said Mortgage Loan in trust for the related Purchaser as provided under and in accordance with all provisions of the Custodial Agreement and to return said Mortgage Loan to the Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.

Please deliver the requested file to [ADDRESS], Attention: _____________, via overnight courier.

                           [signature page follows]

AMERICAN HOME MORTGAGE SERVICING, INC.

By:___________________________

     Name:

     Title:

Acknowledged and Consented to:

[ASPEN FUNDING CORP./GEMINI SECURITIZATION CORP., LLC
NEWPORT FUNDING CORP.]

By:  _______________________________

     Name:

     Title:

Date:_______________________________

Documents returned to :


DEUTSCHE BANK NATIONAL TRUST COMPANY


By:  _______________________________

     Name:

     Title:

Date:_______________________________

                                                                      SCHEDULE A



                               LIST OF CONDUITS

                                                                      SCHEDULE B


                           LOAN IDENTIFICATION DATA

loan_no
alt_loan_no
svc_loan_no
originator
custodian
mortgagor_name
prop_addr
prop_addr2
prop_city
prop_state
prop_zip
prop_county
product
product_code
loan_type
note_type
note_date
orig_rate
orig_term
amort_term
orig_balance
first_pay_date
mature_date
pmi_coverage
pmi_insurer_code
margin
balloon_flag
adjustable
first_pymt_adj_freq
pymt_adj_freq
first_rate_chg_date
pymt_chg_date
first_rate_adj_freq
rate_adj_freq
first_rate_cap
period_rate_cap
min_int_rate
max_int_rate
io_flag
io_term
prepay_flag
prepay_type
prepay_term
neg_amort_flag
neg_amort_limit
payment_type
period_pymt_cap
pi_constant
orig_pi_pymt
purpose_code
appraisal_value
purchase_price
silent_2nd
manuf_housing_flag
prop_type
units
occupied_flag
doc_type
fico_score
tape_ltv
tape_cltv
front_ratio
debt_ratio
jumbo_flag
self_employ_flag
highcost_flag
lien_position
other_lien_balance
fund_date
grade
channel_code
corresp_broker_code
corresp_broker
mers_flag
mers_id
net_margin
prop_value
net_rate
service_fee
ltv_ratio
loan_ltv
cltv_ratio
reo_flag
heloc_flag
orig_draw
draw_term
orig_date
pledge_amt
arm_index
as_of_date
act_balance
curr_balance
paid_to_date
next_due_date
curr_note_rate
fpd_flag
pi_pymt
foreclosure
bankruptcy
rate_chg_date
commit_exp_date
inv_code
investor
takeout_amt
takeout_inv_code
takeout_inv_name
takeout_price
takeout_wire_amt
trust_receipt
wet_status
title_co
title_co_code
wire_amt